Smith Barney
                                ----------------
                                  INTERMEDIATE
                              MUNICIPAL FUND, INC.

                                                              Semi-Annual Report
                                                              June 30, 1998

Smith Barney
Intermediate
Municipal
Fund, Inc.

[PHOTO]             [PHOTO]

HEATH B.            PETER M.
MCLENDON            COFFEY

Chairman            Vice President

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Intermediate Municipal Fund, Inc. ("Fund") for the period ended June 30, 1998. During the past six months, the Fund distributed income dividends totaling $0.28 per share. The table below shows the annualized distribution rates and six-month total return based on the Fund's June 30, 1998 net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price.

            Price                   Annualized                 Six-Month
          Per Share              Distribution Rate           Total Return
          ---------              -----------------           ------------
        $10.60 (NAV)                   5.09%                     2.37%
        $10.00 (AMEX)                  5.40%                    (2.70%)

In comparison, intermediate maturity municipal bond funds posted an average total return of 2.27% based on NAV for the same period, according to Lipper Analytical Services, Inc. (Lipper is a major fund tracking organization.)

Investment Strategy

As an intermediate-term municipal bond fund, the weighted average maturity of the Fund's portfolio should not be more than ten years. During the reporting period, we maintained the Fund's average weighted maturity of approximately 9.9 years. In addition, we continued to emphasize a high credit quality orientation. As of June 30, 1998, over 63% of the Fund's holdings were rated in the two highest rating categories of triple-A or double-A by Moody's Investors Service, Inc. or Standard & Poor's Ratings Service. A major portion of the Fund's assets was allocated among the following types of municipal bonds at June 30, 1998: hospital bonds (14.4%), multi-family housing bonds (11.1%), and education bonds (10.9%).

Municipal Bond Market Update

During the six months, the domestic bond market's performance was influenced primarily by a healthy economy with low inflation and the uncertainties that continue to cloud many of the world's major stock markets. Despite robust consumer demand and labor shortages in many areas, consumer prices remained fairly stable while wholesale prices for many key commodities, particularly oil, actually fell.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 1

Just fifteen months ago, Federal Reserve Board Chairman Alan Greenspan warned against what he viewed as "irrational exuberance" in financial markets. Since that time, the economy has continued to expand, the stock market has soared to even greater heights and the unemployment rate touched historic lows. Yet, inflation has remained subdued. In a widely expected action, Federal Reserve ("Fed") policy-makers emerged from their July 1, 1998 meeting with no decision and let stand the 5.5% federal-funds rate, which has remained unchanged since March 1997. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) While the Fed's motivation for its decision is not yet known, persistent weakness in Asian economies has undoubtedly made the Fed more cautious in its monetary policy.

Since the Asia crisis first began last summer, many investors began to shift their attention towards "safe haven" investments such as U.S. Treasury securities. This renewed demand helped push the yield on the bellwether 30-year U.S. Treasury bond, which moves in the opposite direction of its price, to a record low of 5.58% on June 15, 1998.

Foreign investors, who do not benefit from the tax advantages of municipal bonds, have been substantial buyers of U.S. Treasury notes and bonds. So far, municipal bonds have not fully participated in this market rally and, consequently, the yield spread between U.S. Treasury securities and municipal bonds has narrowed.

For example, the yield on 30-year U.S. Treasury bonds fell from 6.15% to 5.62% during the reporting period. Municipal bond yields have also declined, but not as sharply. According to the Bond Buyer 25-Bond Revenue Index, municipal bond yields have only fallen from 5.41% at the beginning of January to 5.36% on June 25, 1998.

One result of these historically low interest rates has been a record volume of municipal bond issuance. In the first half of 1998 alone, more than $146 billion of bonds were sold, representing an increase of roughly 50% from the same period last year. Many municipalities took advantage of the low interest rates by refinancing older, higher-coupon bonds. Moreover, the strength of the economy has filled state coffers and increased their debt capacity while the economic expansion has accelerated demand for more infrastructure improvements, many of which have been on hold in an era of fiscal conservatism.

While municipal bonds have tended to lag other bond markets, we believe this has created investment opportunities in the tax-exempt bond market. The massive issuance volume that we have witnessed recently has helped keep municipal bond yields from falling as much as their taxable counterparts. As noted above, this yield differential has narrowed in recent weeks and as of June 30, 1998, long-term municipal bonds yielded as much as roughly 95% of


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

30-year U.S. Treasury bonds. While the narrowing of yield differential between municipals and U.S. Treasury bonds is less pronounced in the intermediate maturity ranges, many municipal issues currently offer an after tax yield advantage over taxable fixed-income investments, especially for investors in the 28% and higher tax brackets.

Municipal Bond Market Outlook

We remain optimistic on the prospects for the municipal bond market in the coming months. We believe our positive outlook is supported by the following factors:

o The full impact of the Asian crisis on the U.S. economy has yet to be realized. As Asian companies attempt to recover, domestic companies will face fierce competition and that will tend to hold prices down and help to contain any emerging inflationary pressures. Moreover, there exists a significant possibility that the Asian economic and financial recovery will take longer than many investment professionals currently anticipate, therefore extending the disinflationary influence on the U.S. economy.

o     The rate of inflation remains historically low.

o The reduction of the federal budget, which should also reduce the need for federal borrowing.

In addition, municipal bonds may be a safe haven in a potentially volatile stock market.

Thank you for investing in the Smith Barney Intermediate Municipal Fund, Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                        /s/ Peter M. Coffey

Heath B. McLendon                            Peter M. Coffey
Chairman                                     Vice President

July 9, 1998

Shareholder Notice

On a more somber note, we report with much sadness the passing of Emeritus Director C. Richard Youngdahl on August 6, 1998. Dick made many valuable contributions to the Board and the Fund during his tenure and he will be missed.


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Smith Barney Intermediate Municipal Fund, Inc.                                 3

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. The Fund's complete Plan begins on page 23. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the American Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group at (800) 331-1710.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT    RATING                         SECURITY                                               VALUE
===========================================================================================================
Education -- 10.9%
  $1,700,000  Aa2*      Arizona Education Loan Marketing Corp.,
                           7.000% due 3/1/02(a)(b)                                              $ 1,829,625
   1,805,000  AAA       Bastrop, TX ISD, PSFG, zero coupon due 2/15/18                              647,544
   2,500,000  AAA       Chicago, IL Board of Education, Capital Appreciation,
                           Chicago School Reform, Series A, AMBAC-Insured,
                           zero coupon due 12/1/16                                                  965,625
     645,000  NR        Idaho Student Loan Fund Refunding Marketing Association Inc.,
                           Student Loan Refunding, 6.400% due 10/1/99,
                           Sinking Fund Average Life 1/30/99                                        651,450
     400,000  Aaa*      Joshua, TX Independent School Board, Capital Appreciation,
                           Series C, PSFG, zero coupon due 2/15/12                                  203,000
     300,000  AAA       Massachusetts Education Loan Authority Issue E, Series A,
                           AMBAC-Insured, 6.850% due 1/1/04 (a)                                     322,875
     560,000  A*        Montana Higher Education Student Assistance Corp.,
                           Student Loan Revenue, 7.050% due 6/1/04,
                           Sinking Fund Average Life 7/24/02(a)                                     597,100
   1,000,000  Aaa*      Nebraska Higher Education Loan Program,
                           Series A-6, MBIA-Insured, 6.450% due 6/1/18(a)                         1,113,750
     500,000  A3*       New England Education Loan Marketing Corp.,
                           Massachusetts Refunding Student Loan Revenue,
                           6.900% due 11/1/09(a)                                                    566,875
     500,000  A-        New York State Dormitory Authority, State University
                           Educational Facilities, 5.000% due 5/15/10                               509,375
   1,000,000  Aaa*      Northwest, TX ISD, Capital Appreciation, PSFG,
                           zero coupon due 8/15/13                                                  442,500
   1,000,000  AAA       Redford Michigan Unified School District,
                           AMBAC-Insured, 5.000% due 5/1/12                                       1,022,500
                        Vermont State Colleges Revenue, Capital Appreciation:
     500,000  A           Zero coupon due 7/1/09                                                    289,375
     500,000  A           Zero coupon due 7/1/10                                                    271,875
     500,000  A           Zero coupon due 7/1/11                                                    255,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  9,688,469
-----------------------------------------------------------------------------------------------------------
Electric -- 3.0%
     500,000  AAA       Eugene, OR Electric Utility Revenue, FSA-Insured,
                           4.850% due 8/1/15                                                        496,250
                        Washington Public Power Supply System Nuclear Power:
   1,000,000  Aa1*         Project 1, 7.750% due 7/1/03 (b)                                       1,150,000
   1,000,000  Aa1*         Series A, Project 2, 5.000% due 7/1/12                                   995,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,641,250
-----------------------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 7.4%
     175,000  NR        Los Angeles Hollywood, CA Presbyterian Single-Family Mortgage,
                           9.625% due 7/1/13, Sinking Fund Average Life 2/28/08                     233,844
     965,000  AAA       Metropolitan Nashville, TN Airport Authority Revenue,
                           7.500% due 7/1/05, Sinking Fund Average Life 8/2/01(b)                 1,067,531


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT    RATING                         SECURITY                                               VALUE
===========================================================================================================
Escrowed to Maturity (c) -- 7.4% (continued)
  $  249,000  AAA       New Jersey State Turnpike Authority Revenue Refunding,
                           10.375% due 1/1/03, Sinking Fund Average Life 5/23/00                $   288,218
     610,000  A3*       New York City, NY, Series D, 7.300% due 2/1/01                              658,037
   1,855,000  Aaa*      New York State Urban Development Corp. Revenue,
                           7.300% due 4/1/01                                                      2,012,675
     260,000  AAA       Ohio State Water Development Authority Revenue,
                           Armco Steel Corp., 7.875% due 11/1/00,
                           Sinking Fund Average Life 11/1/98                                        273,975
   1,520,000  AAA       Ohio State Water Development Authority Safe Water, Series 2,
                           9.375% due 12/1/10, Sinking Fund Average Life 3/28/04(b)               1,919,000
      95,000  AAA       Salt Lake City, UT Water Conservancy Distribution Revenue,
                           Series A, MBIA-Insured, 10.875% due 10/1/02,
                           Sinking Fund Average Life 2/26/00                                        109,369
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,562,649
-----------------------------------------------------------------------------------------------------------
Finance -- 0.9%
     815,000  A-++       Tulsa, OK Housing Assistance Corp. Multi-Family Revenue,
                           7.250% due 10/1/07                                                       837,412
-----------------------------------------------------------------------------------------------------------
General Obligation -- 5.9%
   1,000,000  AAA       Chicago, IL GO, AMBAC-Insured, 6.100% due 1/1/03(b)                       1,075,000
     885,000  AAA       District of Columbia GO Refunding, Series B,
                           MBIA-Insured, 6.750% due 6/1/01                                          907,435
                        Harris County, TX GO, Capital Appreciation, MBIA-Insured:
     875,000  AAA         Zero coupon due 8/15/12                                                   433,125
   1,250,000  AAA         Zero coupon due 8/15/13                                                   584,375
   1,000,000  AA        Harvey, IL GO Refunding, Asset Guaranty-Insured,
                           6.700% due 2/1/09                                                      1,105,000
   1,000,000  AAA       New Haven, CT GO, Series 1992A, 9.250% due 3/1/02,
                           Sinking Fund Average Life 3/1/00                                       1,112,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  5,217,435
-----------------------------------------------------------------------------------------------------------
Government Facilities -- 1.8%
   1,490,000  AAA       Chicago, IL Public Buildings Committee Building Revenue,
                           Series A, MBIA-Insured, 5.250% due 12/1/11                             1,568,225
-----------------------------------------------------------------------------------------------------------
Hospital -- 14.4%
   1,500,000  BBB       Colorado Health Facilities Authority Revenue,
                           Rocky Mountain Adventist, 6.250% due 2/1/04                            1,593,750
     725,000  A         Defiance, OH Hospital Revenue Refunding, Defiance Hospital,
                           7.625% due 11/1/03                                                       737,760
   1,250,000  Aaa*      Illinois Health Facilities Authority Revenue, Memorial Health
                           System, MBIA-Insured, 5.200% due 10/1/12                               1,282,812
   1,000,000  A2*       Indiana Health Facilities Authority Hospital Revenue
                           Refunding Bonds, St. Anthony Medical Center,
                           7.000% due 10/1/06                                                     1,080,000
   1,000,000  AAA       Maryland Health & Higher Education Facility Authority Revenue,
                           (Mercy Medical Center Project), FSA-Insured,
                           6.500% due 7/1/13                                                      1,185,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT    RATING                         SECURITY                                               VALUE
===========================================================================================================
Hospital -- 14.4% (continued)
  $1,000,000  AAA       New York State Dormitory Authority, New York Presbyterian
                           Hospital, AMBAC/FHA-Insured, 5.500% due 8/1/11                       $ 1,070,000
                        Orange County, FL Health Facilities Authority Hospital
                           Revenue Bonds, Adventist Health Systems/Sunbelt:
   1,180,000  AAA           AMBAC-Insured, 6.875% due 11/15/04                                    1,244,900
     500,000  AAA           FSA-Insured, FLAIRS, 6.810% due 11/15/07(d)                             541,250
   1,000,000  AAA       Southwestern Illinois Development Authority, (Wood River
                           Township Hospital Project), (Escrowed to maturity
                           with U.S. government securities) 6.875% due 8/1/03                     1,092,500
     295,000  AA        Taos County, NM Gross Receipts Tax Revenue,
                           Asset Guaranty-Insured, 6.125% due 12/1/01                               306,800
   2,000,000  AAA       Tarrant County, TX Health Facilities Development Corp.
                           Health System Revenue, Series A, MBIA-Insured,
                           5.750% due 2/15/12                                                     2,197,500
     500,000  AAA       Wisconsin State Health & Educational Facilities Authority
                           Revenue Bonds, Children's Hospital of Wisconsin,
                           AMBAC-Insured, 5.625% due 2/15/16                                        535,625
-----------------------------------------------------------------------------------------------------------
                                                                                                 12,867,897
-----------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 11.1%
     920,000  AA        Beaumont, TX Multi-Family Housing Finance, Regency
                           Place Apartments, Asset Guaranty-Insured,
                           7.000% mandatory tender 10/1/03(b)                                       941,464
     610,000  AAA       Charlotte, NC Mortgage Revenue Refunding, Double Oaks
                           Apartments, Series A, FHA-Insured, 7.300% due 11/15/07                   675,575
     900,000  AAA       Hudson County, NJ Improvement Authority, Multi-Family
                            Housing Revenue Bonds,  6.600% due 6/1/04(a)                            975,375
   1,770,000  AAA       Maricopa County, AZ Industrial Development Authority
                           Revenue Bonds, Multi-Family Housing, (Project A),
                           FSA-Insured, 5.500% due 1/1/18                                         1,858,500
     945,000  A2*       McMinnville, TN Housing Authority Revenue Refunding,
                           First Mortgage, Beersheba Heights, 6.000% due 10/1/09                  1,007,606
     470,000  AAA       Missouri State Housing Development Community
                           Mortgage Revenue, Series C, GNMA/FNMA-Collateralized,
                           7.450% due 9/1/27                                                        540,500
                        Mount Vernon, IL Elderly Housing Corp., First Lien
                           Revenue Bonds, Section 8 Assisted, Series 1979:
     160,000  Ba3*          7.875% due 4/1/01                                                       161,090
     170,000  Ba3*          7.875% due 4/1/02                                                       170,758
     185,000  Ba3*          7.875% due 4/1/03                                                       185,825
     200,000  Ba3*          7.875% due 4/1/04                                                       200,892
     215,000  Ba3*          7.875% due 4/1/05                                                       215,959
     235,000  Ba3*          7.875% due 4/1/06                                                       236,048
     250,000  Ba3*          7.875% due 4/1/07                                                       251,115
     270,000  Ba3*          7.875% due 4/1/08                                                       271,204


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT    RATING                         SECURITY                                               VALUE
===========================================================================================================
Housing: Multi-Family -- 11.1% (continued)
  $  480,000  AAA       Nevada Housing Division, Multi-Unit Housing,
                           (Austin Crest Project), FNMA-Collateralized,
                           5.500% due 10/1/09                                                   $   489,000
     740,000  AAA       San Jose, CA Multi-Family Housing, (Country Brook Project),
                           FNMA-Collateralized, 6.500% mandatory tender 4/1/02                      779,775
     905,000  Aa*       Streamwood, IL Multi-Family Housing Revenue,
                           (Southgate Project), FHA-Insured, 6.200% due 11/1/07                     957,037
-----------------------------------------------------------------------------------------------------------
                                                                                                  9,917,723
-----------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 3.4%
     415,000  AA        Maine State Housing Authority, Mortgage Purchase, Series D3,
                           7.600% due 11/15/01, Sinking Fund Average Life 1/8/00(a)                 433,156
     410,000  AAA       St. Louis County, MO Single-Family Mortgage Revenue,
                           MBIA-Insured, 6.750% due 4/1/10                                          410,332
   1,000,000  AA+       Virginia State Housing Development Authority Commonwealth
                           Mortgage, Series H, 6.100% due 7/1/03                                  1,063,750
   1,060,000  AA        Wisconsin Housing & Education Development Authority,
                           Home Ownership Revenue, 6.350% due 3/1/01                              1,103,725
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,010,963
-----------------------------------------------------------------------------------------------------------
Industrial Development -- 4.7%
   1,000,000  A2*       Alaska Individual Development Export Authority, Series A,
                           6.200% due 4/1/07(a)                                                   1,091,250
   1,000,000  A         Kanawha, WV Commercial Development Revenue,
                           (May Department Store Project), 6.500% due 6/1/03                      1,106,250
   1,000,000  NR        Newbern, TN  Industrial Development Ltd. Obligation,
                           Newburn Rubber Inc., 7.900% due 3/1/00                                 1,050,000
     900,000  NR        Sussex County, DE Economic Development Revenue Refunding
                           Bonds, (Rehoboth Mall Project), Series 1992,
                           7.250% due 10/15/12                                                     963,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,210,500
-----------------------------------------------------------------------------------------------------------
Miscellaneous -- 12.0%
     670,000  AAA       Cibola County, NM Gross Receipts, Tax Revenue,
                           AMBAC-Insured, 5.000% due 11/1/16                                        674,188
   1,000,000  BBB-      Clarksville, TN Natural Gas Acquisition Corp. Gas Revenue,
                           Series A, 7.500% due 11/1/04                                           1,053,750
   1,000,000  A         Illinois Development Finance Authority, City East of St. Louis,
                           6.875% due 11/15/05, Sinking Fund Average Life 7/26/03                 1,110,000
   1,000,000  AAA       New Jersey Economic Development Authority Revenue Bonds,
                           FSA-Insured,  5.250% due 6/15/10                                       1,055,000
     890,000  A3*       New York, NY Series D, 7.300% due 2/1/01                                    956,750
     100,000  VMIG 1*   New York, NY Transitional Finance Authority Revenue Bonds,
                           Series C, 3.950% due 5/1/28(d)                                           100,000
   1,075,000  AAA       Oneida County, NY, FGIC-Insured, 5.250% due 3/15/10                       1,140,844
   1,000,000  A         Puerto Rico Commonwealth Capital Appreciation,
                           Public Improvement, zero coupon due 7/1/14                               452,500


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT    RATING                         SECURITY                                               VALUE
===========================================================================================================
Miscellaneous -- 12.0% (continued)
  $  800,000  A         South Dakota Economic Development Finance Authority,
                           APA Optics, Series A, 6.750% due 4/1/16(a)                           $   892,000
   2,000,000  AAA       Southern Illinois University Revenue Capital Appreciation,
                           Housing & Auxiliary Facilities, MBIA-Insured,
                           zero coupon due 4/1/12                                                 1,012,500
   1,000,000  AAA       Texas State Department, Housing & Community Affairs
                           Home Mortgage Revenue, GNMA/FNMA/FHLMC-
                           Collateralized, 9.663% due 7/2/24(e)                                   1,250,000
   1,000,000  AAA       Turtle Run, FL Community Development, District Revenue,
                           MBIA-Insured, 5.000% due 5/1/11                                        1,031,250
-----------------------------------------------------------------------------------------------------------
                                                                                                 10,728,782
-----------------------------------------------------------------------------------------------------------
Pollution Control -- 5.1%
   1,000,000  Aa3*      Brazos River, TX Navigation District Brazoria County PCR,
                           6.750% due 2/1/10                                                      1,198,750
   1,200,000  A-        Erie County, PA Pollution Control (International Paper Company
                           Project), Series A, 5.300% due 4/1/12                                  1,246,500
   1,000,000  AAA       Monroe County, MI PCR, (Detroit Edison Co. Project),
                           AMBAC-Insured, 6.350% due 12/1/04(a)                                   1,106,250
   1,000,000  A-        Port Umpqua, OR Pollution Control (International Paper Company
                           Project), 5.200% due 6/1/11                                            1,017,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,569,000
-----------------------------------------------------------------------------------------------------------
Pre-Refunded (f) -- 0.2%
      90,000  AAA       Indiana University Revenue, Series 1983N, (Call 7/1/01 @ 100),
                           10.000% due 7/1/03, Sinking Fund Average Life 12/22/99                   101,813
      55,000  AAA       Oklahoma State IDA Oklahoma Health Care Corp., Series A,
                           FGIC-Insured, (Various Call Dates), 9.125% due 11/1/08,
                           Sinking Fund Average Life 5/7/06                                          70,606
-----------------------------------------------------------------------------------------------------------
                                                                                                    172,419
-----------------------------------------------------------------------------------------------------------
Public Facilities -- 2.9%
   1,350,000  A-        Dekalb County, IN Redevelopment Authority Revenue,
                           Mini-Mill Public Improvement, 6.250% due 1/15/09                       1,471,500
   1,000,000  AA-       La Crosse, WI Resource Recovery Revenue, (Northern States
                           Power Co. Project), 6.000% due 11/1/21(a)                              1,120,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,591,500
-----------------------------------------------------------------------------------------------------------
Solid Waste -- 4.1%
   1,655,000  B1*       Atlantic City, NJ Utility Authority Solid Waste Revenue,
                           7.000% due 3/1/02, Sinking Fund Average Life 4/20/00(b)                1,692,237
   2,000,000  BB++       Union County, NJ Utility Authority Solid Waste Revenue,
                           6.850% due 6/15/02(a)                                                  2,007,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,699,737
-----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT    RATING                         SECURITY                                               VALUE
===========================================================================================================
Transportation -- 9.0%
  $2,035,000  AAA       Dallas Fort Worth, TX Regional Airport Revenue Refunding,
                           Series 1992A, FGIC-Insured, 7.750% due 11/1/03                       $ 2,370,775
   1,920,000  Baa1*     Denver, CO City and County Airport Revenue, Series 1990A,
                           8.250% due 11/15/02(a)                                                 2,112,000
   1,000,000  AAA       Georgia State Tollway Authority Revenue, (Georgia 400 Project),
                           5.000% due 7/1/10                                                      1,046,250
     500,000  A-        Pittsfield Township, MI Economic Development Corp.
                           Revenue Refunding, (Airport Association Project),
                           Unconditional Guaranty-Lincoln National,
                           6.400% due 12/1/02                                                       520,625
   5,890,000  BBB-      Pocahontas Parkway Association, VA Toll Road,
                           Capital Appreciation, Series B, zero coupon due 8/15/17                1,995,238
-----------------------------------------------------------------------------------------------------------
                                                                                                  8,044,888
-----------------------------------------------------------------------------------------------------------
Utilities -- 3.2%
   1,735,000  AAA       Palo Duro River Authority, TX Refunding, CGIC-Insured,
                           zero coupon due 8/1/09                                                 1,032,325
   1,000,000  AAA       Philadelphia, PA Gas Works Revenue Bonds,
                           Series A, FSA-Insured, 5.375% due 7/1/13                               1,035,000
   1,500,000  AAA       Port St. Lucie, FL, Utility Revenue Capital Appreciation,
                           Series A, MBIA-Insured, zero coupon due 9/1/12                           742,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,809,825
-----------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost-- $84,221,224**)                                                  $89,138,674
===========================================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b)   Security segregated by custodian for open purchase commitments.
(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the portfolio manager to be triple-A rated even if issuer has not applied for new ratings.
(d) Variable rate obligation payable at par on demand at any time on no more than seven day notice.
(e) Inverse floating rate security - coupon varies inversely with level of short-term tax-exempt interest rates.
(f) Bonds are escrowed with U.S. government securities and are considered by the portfolio manager to be triple-A rated even if issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 11 and 12 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard &Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"), and those which are identified by a double dagger (++) are rated by Fitch IBCA, Inc. ("Fitch"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB    -- Bonds rated "BB" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba    -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                11

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A     -- Bonds rated "A" by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BB    -- Bonds rated "BB" by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

NR    -- Indicates that the bond is not rated by Standard & Poor's or
         Moody's.

--------------------------------------------------------------------------------
Short-Term Securities Ratings (unaudited)
--------------------------------------------------------------------------------

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC  -- AMBAC Indemnity Corporation
CGIC   -- Capital Guaranty Insurance Company
COP    -- Certificate of Participation
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
IDA    -- Industrial Development Agency
IDR    -- Industrial Development Revenue
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund Guaranty
RIBS   -- Residual Interest Bonds


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 1998
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $84,221,224)                     $ 89,138,674
   Cash                                                                 359,272
   Receivable for securities sold                                        20,000
   Interest receivable                                                1,246,606
--------------------------------------------------------------------------------
   Total Assets                                                      90,764,552
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                   1,994,649
   Dividends payable                                                    104,311
   Management fees payable                                               44,726
   Accrued expenses                                                      20,640
--------------------------------------------------------------------------------
   Total Liabilities                                                  2,164,326
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 88,600,226
================================================================================
NET ASSETS:
   Par value of capital shares                                     $      8,355
   Capital paid in excess of par value                               83,555,031
   Overdistributed net investment income                                (57,813)
   Accumulated net realized gains                                       177,203
   Net unrealized appreciation of investments                         4,917,450
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $10.60 a share on 8,355,028 shares of $0.001
   par value outstanding; 100,000,000 shares authorized)           $ 88,600,226
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                13

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 1998

INVESTMENT INCOME:
   Interest                                                        $  2,605,214
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                             263,277
   Shareholder communications                                            24,795
   Shareholder and system servicing fees                                 14,876
   Audit and legal                                                        7,289
   Pricing service fees                                                   6,545
   Registration fees                                                      2,976
   Custody                                                                2,728
   Directors' fees                                                        2,480
   Other                                                                  6,398
--------------------------------------------------------------------------------
   Total Expenses                                                       331,364
--------------------------------------------------------------------------------
Net Investment Income                                                 2,273,850
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED gain (LOSS) ON
INVESTMENTS (NOTE 4):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             23,958,546
     Cost of securities sold                                         23,780,007
--------------------------------------------------------------------------------
   Net Realized Gain                                                    178,539
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                              5,323,366
     End of period                                                    4,917,450
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                             (405,916)
--------------------------------------------------------------------------------
Net Loss on Investments                                                (227,377)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  2,046,473
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 1998 (unaudited) and the Year Ended December 31, 1997

                                                          1998          1997
================================================================================
OPERATIONS:
  Net investment income                               $ 2,273,850   $ 4,736,796
  Net realized gain                                       178,539     1,550,169
  Increase (decrease) in net unrealized appreciation     (405,916)      702,230
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations                2,046,473     6,989,195
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                (2,329,185)   (4,742,383)
  In excess of net investment income                           --       (39,390)
  Net realized gains                                           --      (842,433)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                      (2,329,185)   (5,624,206)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net asset value of shares issued
    for reinvestment of dividends                         276,456       426,918
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                               276,456       426,918
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                          (6,256)    1,791,907
NET ASSETS:
  Beginning of period                                  88,606,482    86,814,575
--------------------------------------------------------------------------------
  End of period*                                      $88,600,226   $88,606,482
================================================================================
* Includes overdistributed net investment income of:  $   (57,813)  $    (2,478)
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Intermediate Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date;(b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulation. Accordingly, a portion of accumulated net investment income and overdistributed net realized gains amounting to $35,038 and $4,352, respectively was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Transactions with Affiliated Persons

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc., acts as investment manager to the Fund. As compensation for its services, the Fund pays MMC a fee calculated at the annual rate of 0.60% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Smith Barney Inc.

4. Investments

During the six months ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $20,704,303
--------------------------------------------------------------------------------
Sales                                                              23,958,546
================================================================================

At June 30, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $4,921,206
Gross unrealized depreciation                                          (3,756)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $4,917,450
================================================================================


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 1998, there were no open futures contracts.

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 1998, there were no open purchased call or put options contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the under-


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

lying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

At June 30, 1998, the Fund had no open written options contracts.

7. Capital Shares

During the six months ended June 30, 1998, capital stock transactions were as follows:

                                                       Shares        Amount
================================================================================
Shares issued on reinvestment                          25,995       $276,456
================================================================================


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                19

--------------------------------------------------------------------------------
Financial Highlights (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                 1998(1)       1997       1996       1995        1994(2)      1993(2)
=====================================================================================================
Net Asset Value,
  Beginning of Period           $ 10.64      $ 10.47    $ 10.66    $  9.95      $ 10.81      $ 10.36
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income            0.27         0.57       0.58       0.58         0.58         0.59
  Net realized and unrealized
    gain (loss)                   (0.03)        0.28      (0.17)      0.73        (0.84)        0.46
-----------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                  0.24         0.85       0.41       1.31        (0.26)        1.05
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.28)       (0.57)     (0.60)     (0.60)       (0.60)       (0.57)
  In excess of net
    investment income                --        (0.01)        --         --           --           --
  Net realized gains                 --        (0.10)        --         --           --        (0.03)
-----------------------------------------------------------------------------------------------------
Total Distributions               (0.28)       (0.68)     (0.60)     (0.60)       (0.60)       (0.60)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period  $ 10.60      $ 10.64    $ 10.47    $ 10.66      $  9.95      $ 10.81
-----------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value*                   (2.70)%++    13.42%      1.56%     15.93%       (9.34)%      16.71%
-----------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value*                 2.37%++      8.49%      4.13%     13.72%       (2.33)%      10.30%
-----------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)      $    89      $    89    $    87    $    88      $    82      $    89
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                         0.75%+       0.74%      0.77%      0.72%        0.72%        0.73%
  Net investment income            5.17+        5.42       5.56       5.63         5.64         5.56
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              23%          58%        21%        13%          26%          10%
-----------------------------------------------------------------------------------------------------
Market Price, End of Period     $10.000      $10.563    $ 9.938    $10.375      $ 9.500      $11.125
=====================================================================================================

(1)   For the six months ended June 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                   AMEX            Net Asset        Dividends     Reinvestment
Period        Closing Price*        Value*            Paid            Price
================================================================================
  1996
July             $10.13            $10.39            $0.050          $10.15
August            10.38             10.36             0.050           10.34
September         10.25             10.40             0.050           10.24
October           10.13             10.44             0.050           10.27
November          10.25             10.54             0.050           10.27
December           9.94             10.47             0.050           10.14

  1997
January           10.00             10.46             0.048           10.00
February           9.94             10.49             0.048           10.00
March              9.88             10.36             0.048            9.94
April              9.88             10.39             0.048            9.94
May                9.88             10.45             0.048            9.97
June              10.13             10.48             0.048           10.24
July              10.75             10.66             0.048           10.62
August            10.25             10.52             0.048           10.26
September         10.31             10.61             0.048           10.46
October           10.44             10.62             0.048           10.44
November          10.38             10.63             0.048           10.46
December          10.56             10.64             0.048           10.73
December+         10.56             10.64             0.102           10.64

  1998
January           10.94             10.69             0.048           10.64
February          10.63             10.63             0.048           10.63
March             10.06             10.58             0.048           10.21
April             10.00             10.51             0.045           10.00
May                9.81             10.61             0.045            9.93
June              10.00             10.60             0.045           10.08
================================================================================

*     On the last business day of the month.
+     Capital gain distribution.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                21

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 24, 1998, the annual meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1. To vote on the election of Paul Hardin, Roderick C. Rasmussen and John P. Toolan as Directors; and

2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

The results of the vote on Proposal 1 were as follows:

                         Shares       Percentage       Shares      Percentage
                          Voted        of Shares        Voted       of Shares
Directors*                 For           Voted         Against        Voted
================================================================================
Paul Hardin             7,730,916        92.53%        71,662         0.86%
Roderick C. Rasmussen   7,737,287        92.61         65,291         0.78
John P. Toolan          7,737,947        92.62         64,631         0.77
================================================================================

The results of the vote on Proposal 2 were as follows:

    Shares     Percentage     Shares      Percentage                Percentage
     Voted      of Shares      Voted       of Shares     Shares      of Shares
      For         Voted       Against        Voted     Abstaining    Abstained
================================================================================
   7,746,921     92.72%        4,600         0.06%       51,058        0.61%
================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve: Donald R. Foley and Heath B. McLendon.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc., as plan agent ("Plan Agent"), in additional shares of its Common Stock ("Common Shares") as provided below unless a shareholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check mailed directly to the record holder by First Data Investor Services Group, Inc., as dividend disbursing agent.

If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. If, following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the Plan Agent is permitted to cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the record date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws.


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Smith Barney Intermediate Municipal Fund, Inc.                                23

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Dividend Reinvestment Plan (unaudited) (continued)
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Participants in the Plan may withdraw from the Plan upon written notice to the
Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

The automatic reinvestment of distributions does not relieve participants to any Federal income tax that may be payable on such distributions.

The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030.


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24                                       1998 Semi-Annual Report to Shareholders

    Smith Barney
  ----------------
    INTERMEDIATE
MUNICIPAL FUND, INC.

DIRECTORS

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Mutual Management Corp.

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030

This report is submitted for the general information of the shareholders of Smith Barney Intermediate Municipal Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
INTERMEDIATE
MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013

FD0633 8/98